United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2016

Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000 www.mgeenergy.com	39-2040501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

MGE Energy, Inc.'s Annual Meeting of Shareholders was held on May 17, 2016, in Middleton, Wisconsin. The final results of voting on each of the matters submitted to a vote of security holders during MGE Energy's annual meeting of shareholders were as follows:

1.

Election of three Class III Directors with terms of office expiring at the 2019 annual meeting of shareholders.

	For Votes	Withhold Votes	Broker Non-Votes
F. Curtis Hastings	20,535,700	533,100	6,077,139
James L. Possin	20,819,371	249,429	6,077,139
Mark D. Bugher	19,974,824	1,093,976	6,077,139

No votes were cast for any other nominee. The directors continuing in office are:

Class I Directors	Class II Directors
Term Expires in 2017	Term Expires in 2018
Regina M. Millner	John R. Nevin
Londa J. Dewey	Gary J. Wolter
Thomas R. Stolper

2.

Ratification of selection of PricewaterhouseCoopers LLP to serve as MGE Energy's independent registered public accounting firm for the year 2016.

For	Against	Abstained	Broker Non-Votes
26,708,260	216,916	220,763	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc.
(Registrant)

Date: May 20, 2016	/s/ Jeffrey C. Newman
Jeffrey C. Newman Senior Vice President, Chief Financial Officer, Secretary and Treasurer